EXHIBIT 10.9

                               FIRST AMENDMENT TO
                             SUBORDINATION AGREEMENT

            THIS FIRST AMENDMENT TO SUBORDINATION AGREEMENT (this "AMENDMENT") dated as of May 21, 1997 is made among T.W. HOEHN, III (the "SUBORDINATE NOTEHOLDER"), and RIMCO PARTNERS, L.P., a Delaware limited partnership, RIMCO PARTNERS, L.P. II, a Delaware limited partnership, RIMCO PARTNERS, L.P. III, a Delaware limited partnership and RIMCO PARTNERS, L.P. IV, a Delaware limited partnership (collectively, the "SENIOR NOTEHOLDERS"), TEXOIL, INC., a Nevada corporation ("PARENT"), and TEXOIL COMPANY, a Tennessee corporation (the "COMPANY").

                              PRELIMINARY STATEMENT

            A. The Parent and the Senior Noteholders have entered into that certain Note Purchase Agreement, dated September 6, 1996 (the "ORIGINAL NOTE AGREEMENT").

            B. In connection with the Original Note Agreement, the Senior Noteholders, the Company and Parent entered into that certain Guaranty and Exchange Agreement, dated as of September 6, 1996 (the "ORIGINAL GUARANTY AGREEMENT").

            C. The Subordinate Noteholder and Parent entered into that certain Amended and Restated Agreement of Purchase and Sale, dated as of September 6, 1996 (the "SUBORDINATE NOTE AGREEMENT"), whereby the Subordinate Noteholder loaned the Parent $300,000 and the Parent issued the Subordinated Noteholder a promissory note in the principal amount of $300,000 (the "SUBORDINATE NOTE")

            D. As a condition precedent to induce the Senior Noteholders to purchase the Senior Notes under the Original Note Agreement, the Senior Noteholders and the Subordinate Noteholder have entered into that certain Subordination Agreement, dated September 6, 1996 (the "SUBORDINATION AGREEMENT").

            E. On even date herewith, the Parent, the Company and the Noteholders have amended and restated the Original Note Agreement by entering into that certain Amended and Restated Note Purchase Agreement (the "AMENDED NOTE AGREEMENT") whereby the Noteholders have committed to make Tranche C Advances (as defined in the Amended Note Agreement) of up to $1,500,000.00.

            F. In connection with the Amended Note Agreement, the Senior Noteholders, the Company and Parent have amended and restated the Original Guaranty Agreement, dated as of even date herewith (the "AMENDED GUARANTY AGREEMENT").

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            G. The Senior Noteholders and the Subordinate Noteholders now desire to amend the Subordination Agreement to include within the definition of Senior Obligations the indebtedness, liabilities and obligations of the Company and Parent under the Amended Note Agreement and the Amended Guaranty Agreement.

            H. It is a condition precedent to the effectiveness of the Amended Note Agreement that the Senior Noteholders and the Subordinate Noteholder shall have executed this Amendment.

            NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

                                    ARTICLE I
                          DEFINITIONS AND CONSTRUCTION

            (a) All capitalized terms defined in the Subordination Agreement and not otherwise defined herein shall have the same meanings herein as in the Subordination Agreement including, without limitation, defined terms that are defined by reference to the Amended Note Agreement. All references in the Subordination Agreement to Note Agreement and Guaranty Agreement shall be references to the Amended Note Agreement and Amended Guaranty Agreement, respectively (as same may be modified, amended or amended and restated from time to time). All references in the Subordination Agreement to the Senior Notes shall mean the "Notes" (as such term is defined in the Amended Note Agreement) including, without limitation, the Tranche C Notes.

            (b) The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Amendment as a whole and not to any particular Article, Section or other subdivision.

            (c) The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

                                   ARTICLE II
                      AMENDMENT TO SUBORDINATION AGREEMENT

            The term "Senior Obligations" as defined in Section 1.01 of the Subordination Agreement is hereby amended to include, without limitation, the indebtedness, liabilities and obligations of the Company and/or Parent to the Senior Noteholders under the Amended Note Agreement, the Senior Notes (including, without limitation, the Tranche C Notes), the Amended Guaranty Agreement or any other Transaction Document as such documents may be further amended, amended and restated, extended or otherwise modified from time to time in the future.

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                                   ARTICLE III
                           CONDITION OF EFFECTIVENESS

            This Amendment shall become effective when, and only when, the following conditions shall have been fulfilled:

            (a) the Senior Noteholders and the Subordinate Noteholder shall have executed a counterpart of this Amendment;

            (b) the Amended Note Agreement shall have become effective; and

            (c) the Amended Guaranty Agreement shall have become effective.

                                   ARTICLE IV
                                  MISCELLANEOUS

            Section 4.01 REFERENCE TO SUBORDINATION AGREEMENT AND EFFECT ON NOTES, NOTE AGREEMENT AND OTHER TRANSACTION DOCUMENTS EXECUTED IN CONNECTION WITH THE SUBORDINATION AGREEMENT.

            (a) Upon the effectiveness of this Amendment, each reference in the Subordination Agreement to "this Agreement," "hereunder," "herein," "hereof," or words of similar import shall mean and be a reference to the Subordination Agreement as affected and amended hereby.

            (b) Upon the effectiveness of this Amendment, each reference in the Notes, the Amended Note Agreement, the other Transaction Documents and the other documents and agreements delivered or to be delivered pursuant to the Amended Note Agreement and the other Transaction Documents to the Subordination Agreement shall mean and be a reference to the Subordination Agreement, as affected and amended hereby.

            (c) The Subordination Agreement and the other Transaction Documents, as affected and amended hereby, shall remain in full force and effect and are hereby ratified and confirmed.

            Section 4.02 GOVERNING LAW; TERMS. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCLUDING CHOICE OF LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

            Section 4.03 EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when

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so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    ______________________________
                                    T. W. Hoehn, III

                                    Address for Notices:

                                    Hoehn Motors
                                    5454 Paseo del Norte
                                    Carlsbad, California 92008
                                    Telecopy Number: 619-438-0568


                                    RIMCO PARTNERS, L.P.,
                                    RIMCO PARTNERS, L.P. II,
                                    RIMCO PARTNERS, L.P. III, AND
                                    RIMCO PARTNERS, L.P. IV

                                    By:   RESOURCE INVESTORS MANAGEMENT
                                          COMPANY LIMITED PARTNERSHIP,
                                          THEIR GENERAL PARTNER

                                    By:   RIMCO ASSOCIATES, INC.,
                                          its general partner

                                    By: ___________________________
                                    Name: Gary Milavec
                                    Title:Vice President

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                                    TEXOIL, INC.


                                    By: ___________________________
                                    Name:  Ruben Medrano
                                    Title:    President


                                    TEXOIL COMPANY


                                    By: ___________________________
                                    Name:  Ruben Medrano
                                    Title:    President

                                                           Exhibit 10.9 - Page 5